FERBUARY 26, 2025
SUPPLEMENT TO THE FOLLOWING:
HARTFORD GLOBAL IMPACT FUND SUMMARY PROSPECTUS
DATED MARCH 1, 2024, AS SUPPLEMENTED TO DATE
HARTFORD INTERNATIONAL/GLOBAL EQUITY FUNDS PROSPECTUS
DATED MARCH 1, 2024, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus and Statutory Prospectus.
(1) Effective September 1, 2025, Tara C. Stilwell, CFA will no longer serve as a portfolio manager for the Hartford Global Impact Fund (the “Fund”) due to her increased focus on her other equity portfolio management responsibilities at Wellington Management Company LLP. Jason M. Goins, CFA will remain as the portfolio manager for the Fund. Accordingly, under the headings “Management” in the above referenced Summary Prospectus and “Hartford Global Impact Fund Summary Section –  Management” in the above referenced Statutory Prospectus, the following footnote is added next to Ms. Stilwell’s name in the portfolio manager table effective immediately:
*
Effective September 1, 2025, Ms. Stilwell will no longer serve as a portfolio manager for the Fund. Over the next six months, Ms. Stilwell will transition her portfolio management responsibilities for the Fund to Jason M. Goins, CFA.
(2) Under the heading “The Investment Manager and Sub-Advisers –  Portfolio Managers –  Global Impact Fund” in the above referenced Statutory Prospectus, the following information for Tara C. Stilwell, CFA is added effective immediately:
Effective September 1, 2025, Ms. Stilwell will no longer serve as a portfolio for the Fund.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7708
February 2025